SUBSCRIPTION RESCISSION AGREEMENT AND SHARE RETURN AGREEMENT

Dated as of December 31, 2025

This Subscription Rescission Agreement and Share Return Agreement (this “Agreement”) is entered into as of December 31, 2025 (the “Effective Date”), by and between:

BOUMARANG INC., a corporation incorporated under the laws of the State of Delaware (File No. 4436898), with its principal place of business at 200 Spectrum Centre Drive, Irvine, California 92618 (“Boumarang” or the “Company”)

-and-

GREENLINK PTY LTD-ATF THE DEBSAGO TRUST., a corporation (“Greenlink” or the “Subscriber”) Boumarang and Greenlink are referred to herein individually as a “Party” and collectively as the “Parties.” RECITALS

A.On or about October 15, 2024, Greenlink subscribed for and agreed to purchase 1,000,000 shares of common stock (par value $0.0001 per share) of Boumarang (the “Subscription Shares”) at a price of $1.00 per share, for an aggregate subscription consideration of $1,000,000, pursuant to a Regulation S Subscription Agreement dated October 15, 2024 (the “Subscription Agreement”).

B.The Subscription Agreement was accepted by Boumarang on October 15, 2024, and the Subscription Shares were thereafter issued to Greenlink on a book-entry basis through the Company's transfer agent, Colonial Stock Transfer, Sandy, Utah.

C.Greenlink has been unable to fulfill its obligation to pay the aggregate subscription consideration of $1,000,000 (the “Subscription Payment”) in accordance with the terms of the Subscription Agreement.

D.The Parties have mutually agreed to rescind the Subscription Agreement in its entirety and to unwind the share issuance, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.RESCISSION OF SUBSCRIPTION AGREEMENT

Effective as of the Effective Date, the Subscription Agreement is hereby mutually rescinded and terminated in its entirety. The Subscription Agreement shall be of no further force or effect, and neither Party shall have any further rights, obligations, or liabilities thereunder, except as expressly set forth in this Agreement.

2.RETURN AND CANCELLATION OF SUBSCRIPTION SHARES

(a)Return of Shares. Greenlink hereby irrevocably transfers, assigns, and returns to Boumarang all 1,000,000 Subscription Shares currently registered in the name of Greenlink Capital Ltd. on the books of Colonial Stock Transfer, free and clear of all liens, encumbrances, claims, and restrictions, effective as of the Effective Date.

(b)Cancellation and Retirement. Boumarang hereby accepts the return of the Subscription Shares and shall, promptly following the execution of this Agreement, instruct Colonial Stock Transfer to cancel and retire all 1,000,000 Subscription Shares on the Company's books and records. Upon such cancellation, the Subscription Shares shall no longer be issued or outstanding, and the total issued and outstanding share count of Boumarang shall be reduced accordingly.

(c)Transfer Agent Instructions. Boumarang shall issue all necessary instructions, instruments, or stock powers to Colonial Stock Transfer to effectuate the transfer, cancellation, and retirement of the Subscription Shares as contemplated herein, and Greenlink shall cooperate fully and promptly execute any additional documents or instruments reasonably requested by Boumarang or Colonial Stock Transfer to complete such cancellation.

(d)No Further Consideration. The Parties acknowledge and agree that no cash consideration, refund, or compensation shall be payable by either Party to the other Party in connection with this Agreement or the rescission contemplated herein. Greenlink shall not be entitled to any payment, refund, or reimbursement from Boumarang in connection with the return of the Subscription Shares.

3.RELEASE OF CLAIMS

(a)Greenlink Release. In consideration of the mutual agreements set forth herein, Greenlink, on behalf of itself and its affiliates, successors, and assigns, hereby fully, finally, and irrevocably releases and discharges Boumarang and its directors, officers, employees, agents, successors, and assigns from any and all claims, demands, actions, causes of action, liabilities, obligations, damages, costs, and expenses of any kind or nature, whether known or unknown, arising out of or relating to the Subscription Agreement or the Subscription Shares, including but not limited to any claim for a refund of the Subscription Payment.

(b)Boumarang Release. In consideration of the mutual agreements set forth herein, Boumarang, on behalf of itself and its affiliates, successors, and assigns, hereby fully, finally, and irrevocably releases and discharges Greenlink and its directors, officers, employees, agents, successors, and assigns from any and all claims, demands, actions, causes of action, liabilities, obligations, damages, costs, and expenses of any kind or nature, whether known or unknown, arising out of or relating to the Subscription Agreement, including but not limited to any claim for the unpaid Subscription Payment of$1,000,000.

4.REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party, as of the Effective Date, that:

(a)Organization; Authority. It is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to execute, deliver, and perform this Agreement.

(b)Authorization. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate or other organizational action on the part of such Party, and this Agreement constitutes the legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, and equitable principles.

(c)No Conflicts. The execution and performance of this Agreement do not and will not (i) violate any provision of such Party's organizational documents, (ii) conflict with or result in a breach of any agreement to which such Party is a party, or (iii) violate any applicable law, rule, regulation, or order.

(d)Greenlink Share Representation. Greenlink additionally represents and warrants that it is the sole registered and beneficial owner of all 1,000,000 Subscription Shares, that such shares are free and clear of all liens, encumbrances, pledges, security interests, and adverse claims, and that Greenlink has not transferred, assigned, pledged, hypothecated, or otherwise disposed of any of the Subscription Shares prior to the Effective Date.

5.REGULATIONS ACKNOWLEDGMENT

The Parties acknowledge that the Subscription Agreement was entered into in reliance on the exemption from registration provided by Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”). The Parties further acknowledge and agree that the return and cancellation of the Subscription Shares pursuant to this Agreement is an integral part of the rescission of such transaction and does not constitute an offer or sale of securities requiring registration under the Securities Act.

6.FURTHER ASSURANCES

Each Party agrees to execute and deliver such additional documents, instruments, conveyances, and other writings, and to take such further actions, as may be reasonably required or desirable to carry out and give effect to the provisions of this Agreement and the transactions contemplated hereby.

7.ENTIRE AGREEMENT; AMENDMENTS

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements, whether oral or written, between the Parties relating to the rescission of the Subscription Agreement. This Agreement may not be amended, modified, or waived except by a written instrument signed by both Parties.

8.GOVERNING LAW; JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles. Each Party hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts located in the County of New Castle, State of Delaware for the resolution of any dispute arising out of or relating to this Agreement.

9.COUNTERPARTS; ELECTRONIC SIGNATURES

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Electronic, PDF, or facsimile signatures shall be deemed valid and binding to the same extent as original signatures.

10.SEVERABILITY

If any provision of this Agreement is held to be invalid, illegal, or unenforceable under applicable law, the remaining provisions shall continue in full force and effect, and the invalid, illegal, or unenforceable provision shall be modified to the minimum extent necessary to make it valid, legal, and enforceable.

11.NO THIRD-PARTY BENEFICIARIES

This Agreement is for the sole benefit of the Parties and their respective permitted successors and assigns, and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Subscription Rescission Agreement and Share Return Agreement as of the date first written above.

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